UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23129

NEXPOINT REAL ESTATE STRATEGIES FUND

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices) (Zip code)

NexPoint Advisors, L.P.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (844) 485-9167

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

A copy of the Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), is attached herewith.

NexPoint Real Estate Strategies Fund

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (nexpointfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary (such as a broker dealer or bank) or, if you are a direct investor, by contacting the Funds’ transfer agent at 1-866-351-4440. You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-866-351-4440 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

NexPoint Real Estate Strategies Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Web site information, including any information captured through the use of “cookies”; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

Year ending December 31, 2019	NexPoint Real Estate Strategies Fund

Dear Shareholders,

We are pleased to present NexPoint Real Estate Strategies Fund’s (NRES) annual report for the 2019 calendar yearend. We continue to spend an enormous amount of time, energy, and effort in constructing a strategy that we believe provides investors unique access to the real estate sector while strategically allocating capital in a thoughtful, forward-thinking manner throughout the entire real estate cycle. We aim to achieve four primary objectives: to provide (i) current income, (ii) long-term total return, (iii) lower correlation to the equity markets and consistently outperform the MSCI US REIT Index, and (iv) minimize drawdowns during market downturns while maximizing risk-adjusted returns. Our investment philosophy employs a “hands on” approach whereby each step of the investment process is performed in-house by an investment team that is active in the capital markets, real estate markets and private market. As a result, we believe we can identify and effectively exploit the arbitrage between public and private real estate values. Not only do we believe that our style and approach provide greater control, transparency, and efficiencies, but we firmly believe it is the superior method in running an actively managed, real estate-focused interval fund.

REITs posted a total return, as measured by the MSCI US REIT Index (RMZ), of 25.89% for the calendar year of 2019. Global investors continued to find US real estate assets as an attractive place to invest capital helping the RMZ keep pace with the S&P 500 (+31.48%) and Dow Jones Industrial Index (+25.34%). NexPoint Real Estate Strategies Class Z shares returned 15.46% during 2019, lagging the MSCI US REIT Index, the Fund’s primary benchmark, by 10.49%. Since inception in July 2016, NexPoint Real Estate Strategies Class Z shares returned 27.71%, besting the MSCI US REIT Index by 6.96%.

Looking ahead, with the Federal Reserve continuing to be cautious on interest rate increases, we believe that improving fundamentals in the real estate sector, as well as disciplined lending standards will act as a catalyst to help drive performance in 2020 similar to that in 2019. We remain positive on companies who focus on assets located in high-growth job markets with short-duration lease terms which we believe will outperform if we see meaningful acceleration in wage inflation. Since the Fund’s inception in July 2016, there have been significant opportunities in the public real estate market for several key reasons. First, continued volatility, the byproduct of interest rate sensitivity and macroeconomic events (trade wars, rising tensions in the middle east, etc.), has led generalist investors to sell real estate assets, along with traditional sectors, creating attractive valuations within REITs. Finally, with our experience, and ability, in investing throughout the entire capital structure, we believe we are able to find attractive risk return profiles on a relative basis within real estate assets and sectors. Due to these factors, we were able to exploit idiosyncratic dislocations and allocate capital to undervalued, mispriced securities. We have also continued to make concentrated debt investments in proprietary, or unique, real estate deals that we believe are more insulated from systematic risk. We believe these themes will continue to exist in 2020, thereby creating similar opportunities for active managers to outperform. We will continue to seek to take advantage of market dislocations and be tactical in our investment decisions by shifting the portfolio’s asset-mix based upon where we believe we are in the real estate cycle.

We want to thank you for your support and we will continue to work diligently to create value for our shareholders.

Sincerely,

Jim Dondero

Portfolio Manager

NexPoint Real Estate Strategies Fund

Matt McGraner

Portfolio Manager

NexPoint Real Estate Strategies Fund

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

December 31, 2019	NexPoint Real Estate Strategies Fund

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended	14.59%	6.81%	13.97%	11.73%	15.40%	NA

Five Year	NA	NA	NA	NA	NA	NA

Since Inception: (July 21, 2016) for Class A and C (July 01, 2016) for Class Z	25.52%	18.30%	23.63%	12.63%	27.71%	NA

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within 18 months after purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.nexpointres.com. The gross annualized expense ratios of the Fund are: Class A: 3.95%, Class C: 4.75%, Class Z: 3.76%. NexPoint Advisors, L.P. (the “Investment Adviser” has contractually agreed to limit the total annual operating expenses (including organizational and offering expenses, but excluding distribution fees, interest, dividend expenses on short sales, brokerage commissions and other transaction costs, acquired fund fees and expenses, taxes, litigation expenses and extraordinary expenses), to the extent that they exceed 1.75% per annum of the Fund’s average Daily Gross Assets (as defined in Note 7). Total net annualized operating expenses for each class after reimbursement are Class A 2.50%, Class C 3.28%, Class Z 2.30%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Investment Adviser. Absent this limitation, performance results would have been lower.

See Notes to Performance on page 1 for more information.

Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences.

Interval fund investing involves risk including the possible loss of principal.

2	Annual Report

FUND PROFILE

NexPoint Real Estate Strategies Fund

Objective

NexPoint Real Estate Strategies Fund seeks long-term total return with an emphasis on current income, by primarily investing in a broad range of private and public real estate-related debt, equity and preferred equity investments.

Net Assets as of December 31, 2019

$20.3 million

Portfolio Data as of December 31, 2019

The information below provides a snapshot of NexPoint Real Estate Strategies Fund at the end of the reporting period. NexPoint Real Estate Strategies Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 12/31/2019(1)

Real Estate	69.4%
Financial	21.0%
Real Estate Investment Trust	16.2%
Agency Collateralized Mortgage Obligation	10.4%
Agency CMO	8.6%
Money Market Fund	5.0%
Collateralized Loan Obligation	1.4%

Real Estate Investments (Debt vs. Equity) as of 12/31/2019 (%)(1)

Public Debt & Preferred Stock	52.1
Public Equities	32.3
Private Debt(2)	20.9
Other Investments and Assets & Liabilities	(5.3)

Top 10 Holdings as of 12/31/2019 (%)(1)

NRESF REIT SUB LLC (Common Stock)(3)	20.8
Jernigan Capital, Inc. 7.00%, (Preferred Stock)	13.5
City Office (Common Stock)	11.8
SFR WLIF I, LLC %, (LLC Interest)	9.7
Creek Pine Holdings, LLC 10.25%, (Preferred Stock)	8.6
NexPoint Residential Trust, Inc. (Common Stock)	8.2
Braemar Hotels & Resorts, Inc. 5.50%, (Convertible Preferred Stock)	6.1
FREMF Mortgage Trust –%, 8/25/2028 (Agency Collateralized Mortgage Obligations)	6.0
FREMF Mortgage Trust 7.70%, 2/25/2026 (Agency Collateralized Mortgage Obligations)	4.9
Creative Science Properties, Inc. –%, (Preferred Stock)	3.7

(1)	Industries and holdings are calculated as a percentage of total net assets.

(2)	Includes NRESF REIT Sub, LLC, as the entity is intended to hold private debt. NRESF REIT Sub, LLC is an affiliated issuer.

(3)	Affiliated issuer.

Annual Report	3

FINANCIAL STATEMENTS

December 31, 2019	NexPoint Real Estate Strategies Fund

A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statements of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4	Annual Report

INVESTMENT PORTFOLIO

As of December 31, 2019	NexPoint Real Estate Strategies Fund

Shares		Amortized Cost ($) (a)	Value ($)

Common Stock - 53.1%

FINANCIAL - 2.5%
50,000	Creative Science Properties, Inc. (b)(f)(g)(m)	750,000	750,000

REAL ESTATE - 46.7%
10,526	Alpine Income Property Trust	199,771	200,310
44,450	Brookdale Senior Living, Inc. (b)(n)	388,952	323,152
175,000	City Office, REIT (n)	2,390,056	2,366,000
6,950	Colony Credit Real Estate (n)	99,631	91,462
81	Jernigan Capital, Inc., REIT	1,547	1,550
7,000	Macerich Co., REIT (n)	189,775	188,440
36,822	NexPoint Residential Trust, Inc., REIT (c)(n)	890,255	1,656,990
129,380,501	NRESF REIT SUB LLC (c)(d)(e)	4,015,006	4,217,804
6,150	Taubman Centers, REIT (n)	246,750	191,204
43,100	Tremont Mortgage Trust (b)(n)	378,462	213,776

			9,450,688

REAL ESTATE INVESTMENT TRUST - 2.7%
31,340	Summit Hotel Properties Inc, REIT (n)	405,818	386,735
55,029	United Development Funding IV, REIT (b)	121,287	160,685

			547,420

	Total Common Stock (Cost $10,077,310)		10,748,108

Preferred Stock - 30.8%

FINANCIAL - 17.3%
	Ashford Hospitality Trust, REIT
27,145	7.38% (f)(n)	564,431	579,546
30,343	7.50% (f)(n)	624,621	658,140
20,113	Bluerock Residential Growth, Inc., REIT, Series D 7.13% (f)(n)	411,331	512,232
1,508	Texmark Timber Trust, REIT 10.25% (b)(d)(e)(f)	1,508,333	1,746,529

			3,496,447

REAL ESTATE INVESTMENT TRUST (d)(e)(f) - 13.5%
2,710	Jernigan Capital, Inc., REIT 7.00%	2,628,551	2,729,430

	Total Preferred Stock (Cost $5,737,267)		6,225,877

Agency Collateralized Mortgage Obligations (g) - 19.0%
2,473,426	FREMF Mortgage Trust, Series 2018-K80, Class D 0.00%, 8/25/2028 (b)(h)(i)	1,094,802	1,207,774

Shares		Amortized Cost ($) (a)	Value ($)
1,000,613	Series 2019-KF60, Class C VAR LIBOR USD 1 Month+6.000%, 7.70%, 2/25/2026 (i)	999,128	998,612
936,644	Series 2019-K97, Class D 0.00%, 1/25/2030 (b)(h)(i)	416,599	416,591
1,328,854	Series 2019-K99, Class D 0.00%, 11/25/2029 (h)(i)	593,179	590,011
10,176,825	Series 2019-K97, Class X2A 0.10%, 7/25/2029 (j)	78,957	81,618
2,310,371	Series 2019-K97, Class X2B 0.10%, 1/25/2030 (j)	17,496	18,113
1,491,164	FREMF Trust, Series 2018- KW04, Class C 0.00%, 12/25/2032 (b)(h)(i)	431,677	529,363

	Total Agency Collateralized Mortgage Obligations (Cost $3,631,838)		3,842,082

LLC Interest - 9.7%

REAL ESTATE (d)(e) - 9.7%
2,000,000	SFR WLIF I, LLC	2,000,000	1,970,640

	Total LLC Interest (Cost $2,000,000)		1,970,640

Corporate Bonds & Notes - 6.9%

REAL ESTATE - 6.9%
898,000	CBL & Associates 5.95%, 12/15/26 (n)	614,604	540,885
	Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC
500,000	7.13%, 12/15/24 (g)(n)	465,116	424,995
500,000	8.25%, 10/15/23 (g)(n)	455,116	437,500

			1,403,380

	Total Corporate Bonds & Notes (Cost $1,534,836)		1,403,380

Convertible Preferred Stock - 6.1%

REAL ESTATE (b)(f)(n) - 6.1%
64,516	Braemar Hotels & Resorts, Inc., REIT 5.50%	1,000,000	1,225,804

	Total Convertible Preferred Stock (Cost $1,000,000)		1,225,804

See accompanying Notes to Financial Statements.	5

INVESTMENT PORTFOLIO (continued)

As of December 31, 2019	NexPoint Real Estate Strategies Fund

Shares		Amortized Cost ($) (a)	Value ($)
Asset-Backed Securities (g)(k) - 1.4%
250,000	CIFC Funding, Ltd., Series 2015-1A, Class SUB 0.00%, 1/22/2031	200,050	156,250
250,000	CIFC Funding, Ltd., Series 2014-5A, Class SUB 0.00%, 10/17/2031	182,304	132,231

	Total Asset-Backed Securities (Cost $382,354)		288,481

Contracts

Purchased Call Options(o) - 0.0%
	Total Purchased Call Options (Cost $74,374)		2,500

Cash Equivalents - 5.0%

MONEY MARKET FUND (l) - 5.0%
1,008,240	Dreyfus Treasury & Agency Cash Management, Institutional Class 1.510%	1,008,240	1,008,240

	Total Cash Equivalents (Cost $1,008,240)		1,008,240

Total Investments - 132.0%			26,715,112

(Cost $25,446,219)
Other Assets & Liabilities, Net - (32.0)%			(6,451,779)

Net Assets - 100.0%			20,263,333

(a)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments
(b)	Non-income producing security.
(c)	Affiliated issuer. Assets with a total aggregate market value of $5,874,794, or 29.0% of net assets, were affiliated with the Fund as of December 31, 2019.
(d)

Securities with a total aggregate value of $10,664,403, or 52.7% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(e)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $10,664,403, or 52.7% of net assets, were fair valued under the Fund’s valuation procedures as of December 31, 2019. Please see Notes to Investment Portfolio.

(f)	Perpetual security with no stated maturity date.
(g)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At December 31, 2019, these securities amounted to $4,884,614 or 24.1% of net assets.

(h)

Principal only security (“PO”). These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(i)	As of December 31, 2019, investments with a total aggregate value of $3,742,351 were fully or partially segregated with broker(s)/custodian as collateral for reverse repurchase agreements.
(j)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(k)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect December 31, 2019. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 1 month which is equal to 1.76% and 3 months equal to 1.91%.

(l)	Rate shown is 7 day effective yield.
(m)	There is currently no rate available.
(n)	All of part of this security is pledged as collateral for the Fund’s leverage facility. The market value of the securities pledged as collateral was $9,697,757.

Cl — Class

LLC — Limited Liability Company

REIT — Real Estate Investment Trust

USD — U.S. Dollar

(o)	Purchased options contracts outstanding as of December 31, 2019 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED CALL OPTIONS:
Uniti Group, Inc.	$15.00	Jefferies	January 2020	500	$400,000	$74,374	$2,500

6	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (concluded)

As of December 31, 2019	NexPoint Real Estate Strategies Fund

Reverse Repurchase Agreements outstanding as of December 31, 2019 were as follows:

Counterparty	Collateral Pledged	Interest Rate %	Trade Date	Repurchase Amount	Principal Amount	Value
Mizuho	FREMF Mortgage Trust, Series 2019-K97, Class D, 0.00%, 1/25/2030	2.88	10/31/2019	$(314,246)	$(936,644)	$(312,000)
Mizuho	FREMF Trust, Series 2018-KW04, Class C, 0.00%, 12/25/2032	2.88	10/31/2019	$(292,088)	(1,491,164)	(290,000)
Mizuho	FREMF Mortgage Trust, Series 2018-K80, Class D, 0.00%, 8/25/2028	2.88	10/31/2019	$(822,882)	(2,473,426)	(817,000)
Mizuho	FREMF Mortgage Trust, Series 2019-K99, Class D, 0.00%, 11/25/2029	3.08	11/6/2019	$(456,292)	(1,328,854)	(454,000)
Mizuho	VAR LIBOR USD 1 Month +6.000%, 7.70%, 2/25/2026	2.88	10/31/2019	$(757,008)	(1,000,613)	(751,000)

Total Reverse Repurchase Agreements					$(7,230,701)	$(2,624,000)

Please refer to Note 5 for more information.

See accompanying Notes to Financial Statements.	7

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2019	NexPoint Real Estate Strategies Fund

($)
Assets
Investments, at value	19,832,078
Affiliated investments, at value (Note 11)	5,874,794

Total Investments, at value	25,706,872
Cash and cash equivalents	1,022,865
Receivable for:
Dividends and Interest	163,937
Fund shares sold	14,386
Prepaid expenses and other assets	18,789

Total assets	26,926,849

Liabilities:
Credit Facility (Note 5)	3,835,135
Payable for:
Reverse repurchase agreements (Note 3)	2,624,000
Audit and tax fees	29,554
Investments purchased	42,000
Administration fees (Note 7)	31,717
Custody fees	20,348
Repurchase agreement interest	13,190
Interest for credit facility	10,831
Investment advisory fees (Note 7)	18,015
Trustees fees	11
Accrued expenses and other liabilities	38,715

Total liabilities	6,663,516

Net Assets	20,263,333

Net Assets Consist of:
Paid-in capital	19,670,701
Total distributable earnings	592,632

Net Assets	20,263,333

Investments, at cost	19,532,716
Affiliated investments, at cost	4,905,262
Cash equivalents, at cost (Note 2)	1,008,240

Class A:
Net assets	1,546,136
Shares outstanding (unlimited shares authorized)	75,958
Net asset value per share(a)(b)	20.36
Maximum offering price per share(c)	21.60

Class C:
Net assets	880,443
Shares outstanding (unlimited shares authorized)	42,887
Net asset value and offering price per share(a)	20.53

Class Z:
Net assets	17,836,754
Shares outstanding (unlimited shares authorized)	867,763
Net asset value, offering and redemption price per share	20.55

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases of $500,000 or more are subject to a 1.00% CDSC if redeemed within eighteen months of purchase.
(c)	The sales charge is 5.75%. On sales of $500,000 or more, there is no sales charge and therefore the offering will be lower.

8	See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019	NexPoint Real Estate Strategies Fund

($)
Investment Income:
Income:
Dividends from unaffiliated issuers	614,492
Dividends from affiliated issuers (Note 11)	2,053
Interest from unaffiliated issuers	587,760

Total income	1,204,305

Expenses:
Investment advisory (Note 7)	254,264
Interest expense and commitment fees (Note 5)	130,217
Transfer agent fees	111,804
Reports to shareholders	50,523
Audit and tax preparation fees	37,590
Administration fees (Note 7)	34,786
Registration fees	20,859
Custodian fees	20,762
Legal fees	16,000
Distribution and shareholder service fees: (Note 11)
Class A	2,658
Class C	6,799
Trustees fees (Note 7)	3,614
Pricing fees	1,511
Insurance	1,153
Miscellaneous	14,444

Total expenses before waiver and reimbursement	706,984
Less: Expenses waived or borne by the adviser (Note 7)	(312,694)

Net operating expenses	394,290

Net investment income	810,015

Net Realized and Unrealized Gain (loss) on Investments
Realized Gain (Loss) on:
Investments from unaffiliated issuers	(874,328)
Investments from affiliated issuers (Note 11)	17
Options contracts (Note 3)	177,225

Net Change in Unrealized Appreciation (Depreciation) on:
Investments from unaffiliated issuers	1,578,888
Investments in affiliated issuers (Note 11)	593,482

Net realized and unrealized gain (loss) on investments	1,457,284

Total increase in net assets resulting from operations	2,285,299

See accompanying Notes to Financial Statements.	9

STATEMENTS OF CHANGES IN NET ASSETS

NexPoint Real Estate Strategies Fund

	Year Ended December 31, 2019 ($)	Year Ended December 31, 2018 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	810,015	595,957
Net realized gain (loss) on investments	(697,086)	33,479
Net change in unrealized appreciation (depreciation) on investments	2,172,370	(995,560)

Net increase (decrease) from operations	2,285,299	(366,124)

Distributions to shareholders:
Class A	(51,016)	(15,665)
Class C	(28,030)	(9,213)
Class Z	(725,715)	(764,727)

Total distributions to shareholders	(804,761)	(789,605)

Return of capital:
Class A	(25,070)	(15,665)
Class C	(13,775)	(9,213)
Class Z	(356,579)	(764,727)

Total return of capital	(395,424)	(789,605)

Increase (Decrease) in net assets from operations and distributions	1,085,114	(1,155,729)

Share transactions:
Proceeds from sale of shares
Class A	1,095,705	319,716
Class C	318,139	549,871
Class Z	4,641,418	6,321,695
Value of distributions reinvested
Class A	35,099	4,360
Class C	13,579	2,411
Class Z	440,961	393,492
Value of shares redeemed
Class A	(28,201)	(311)
Class Z	(1,395,302)	(517,032)

Net increase from shares transactions	5,121,398	7,074,202

Total increase in net assets	6,206,512	5,918,473

Net Assets
Beginning of year	14,056,821	8,138,348

End of year	20,263,333	14,056,821

10	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

NexPoint Real Estate Strategies Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018

CAPITAL STOCK ACTVITIY - SHARES

Class A:
Shares Sold	53,865	15,477
Issued for distribution reinvested	1,713	214
Shares Redeemed	(1,413)	(16)

Net Increase in fund shares	54,165	15,675

Class C:
Shares Sold	15,490	26,564
Issued for distribution reinvested	658	121

Net Increase in fund shares	16,148	26,685

Class Z:
Shares Sold	227,827	307,177
Issued for distribution reinvested	20,774	19,416
Shares Redeemed	(68,992)	(24,938)

Net Increase in fund shares	179,609	301,655

See accompanying Notes to Financial Statements.	11

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2019	NexPoint Real Estate Strategies Fund

($)

Cash Flows Used in Operating Activities:
Net increase in net assets resulting from operations	2,285,299

Adjustments to Reconcile Net Investment Loss to Net Cash Used in Operating Activities:
Purchases of investment securities from unaffiliated issuers	(10,607,963)
Purchases of investment securities from affiliated issuers	(4,015,006)
Proceeds from the disposition of investment securities from unaffiliated issues	7,626,669
Proceeds from the disposition of investment securities from affiliated issues	35,367
Premiums paid for purchased options	(106,753)
Net realized gain on Investments from unaffiliated issuers	874,328
Net realized on Investments from affiliated issuers	(17)
Net realized gain on options contracts	177,225
Net change in unrealized appreciation (depreciation) on investments	(2,172,370)
Net accretion of discount	12,381
Increase in dividends and interest receivable	214,221
Increase in payable for repurchase agreement interest	13,190
Decrease in payable for custody fees	(121,225)
Decrease in prepaid expenses and other assets	(1,852)
Decrease in payable for investments purchased	(137,186)
Decrease in payable for investment advisory fees	(79,476)
Decrease in payable to transfer agent fees	(7,641)
Decrease in payable for distribution and shareholder service fees	(16)
Increase in payable for administration fees	31,717
Increase in payable for audit and tax fees	29,554
Increase in payable for trustee fees	11
Increase in payable for interest for credit facility	10,831
Decrease in accrued expenses and other liabilities	(18,919)

Net cash flow used in operating activities	(5,957,631)

Cash Flows Provided by Financing Activities:
Increase in leverage facility payable	481,122
Increase in payable for reverse repurchase agreements	2,624,000
Distributions paid in cash	(710,546)
Payments of shares redeemed	(1,468,816)
Proceeds from shares sold	6,047,338

Net cash flow provided by financing activities	6,973,098

Net increase in Cash	1,015,467

Cash and Foreign Currency/Due to Custodian:
Beginning of period	7,398

End of period	1,022,865

Supplemental disclosure of cash flow information:
Reinvestment of distributions	489,639
Cash paid during the period for interest expense and commitment fees	119,386

12	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

NexPoint Real Estate Strategies Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended December 31,			For the Period Ended December 31, 2016(a)
	2019	2018	2017

Net Asset Value, Beginning of Year	$18.99	$20.65	$20.62	$20.00

Income from Investment Operations:

Net investment income(b)	0.94	0.95	1.44	0.14

Net realized and unrealized gain (loss)	1.83	(1.33)	0.19	0.68

Total from Investment Operations	2.77	(0.38)	1.63	0.82

Less Distributions Declared to shareholders:

From net investment income	(0.91)	(1.28)	(1.39)	(0.20)

From return of capital	(0.49)	—	(0.21)	—

Total distributions declared to shareholders	(1.40)	(1.28)	(1.60)	(0.20)

Net Asset Value, End of year(c)	$20.36	$18.99	$20.65	$20.62

Total Return(c)(d)	14.59%	(2.42)%	8.18%	4.12%

Ratios to Average Net Assets/Supplemental Data:(f)

Net Assets, End of Period (000’s)	$1,546	$414	$126	$1

Gross operating expenses(g)	4.33%	4.20%	4.75%	10.78%

Net investment income	4.56%	4.82%	6.44%	1.56%

Portfolio turnover rate	39%	49%	99%	14	%(e)

Average commission rate paid(h)	$0.0222	$0.0111	$0.0155	$0.0295

(a)	Class commenced operations on July 21, 2016.
(b)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(c)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(d)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	Not Annualized.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Supplemental expense ratios are shown below:

	For the Years Ended December 31,			For the Period Ended December 31, 2016(a)
	2019	2018	2017

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.50%	2.38%	2.01%	2.08	%(f)

Interest expense and commitment fees	0.76%	0.22%	—%	—%

Dividends and fees on securities sold short	—%	0.08%	0.01%	—%

(h)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

See accompanying Notes to Financial Statements.	13

FINANCIAL HIGHLIGHTS

NexPoint Real Estate Strategies Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended December 31,			For the Period Ended December 31, 2016(a)
	2019	2018	2017

Net Asset Value, Beginning of Year	$19.10	$20.72	$20.58	$20.00

Income from Investment Operations:

Net investment income(b)	0.79	0.83	1.12	0.04

Net realized and unrealized gain (loss)	1.89	(1.30)	0.46	0.71

Total from Investment Operations	2.68	(0.47)	1.58	0.75

Less Distributions Declared to shareholders:

From net investment income	(0.83)	(1.15)	(1.23)	(0.17)

From return of capital	(0.42)	—	(0.21)	—

Total distributions declared to shareholders	(1.25)	(1.15)	(1.44)	(0.17)

Net Asset Value, End of year(c)	$20.53	$19.10	$20.72	$20.58

Total Return(c)(d)	13.97%	(2.90)%	7.94%	3.78%

Ratios to Average Net Assets/Supplemental Data:(f)

Net Assets, End of Period (000’s)	$880	$511	$1	$1

Gross operating expenses(g)	5.08%	4.93%	5.05%	11.53%

Net investment income	3.81%	4.08%	5.39%	0.45%

Portfolio turnover rate	39%	49%	99%	14	%(e)

Average commission rate paid(h)	$0.0222	$0.0111	$0.0155	$0.0295

(a)	Class commenced operations on July 21, 2016.
(b)	Net investment income per share was calculated using average shares outstanding during the period.
(c)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(d)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	Not Annualized.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Supplemental expense ratios are shown below:

	For the Years Ended December 31,			For the Period Ended December 31, 2016(a)
	2019	2018	2017

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.28%	3.12%	2.87%	2.83	%(f)

Interest expense and commitment fees	0.76%	0.22%	—%	—%

Dividends and fees on securities sold short	—%	0.08%	0.13%	—%

(h)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

14	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

NexPoint Real Estate Strategies Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended December 31,			For the Period Ended December 31, 2016(a)
	2019	2018	2017

Net Asset Value, Beginning of Year	$19.08	$20.73	$20.57	$19.95

Income from Investment Operations:

Net investment income(b)	0.99	1.04	1.33	0.24

Net realized and unrealized gain (loss)	1.93	(1.36)	0.48	0.59

Total from Investment Operations	2.92	(0.32)	1.81	0.83

Less Distributions Declared to shareholders:

From net investment income	(0.97)	(1.33)	(1.44)	(0.21)

From return of capital	(0.48)	—	(0.21)	—

Total distributions declared to shareholders	(1.45)	(1.33)	(1.65)	(0.21)

Net Asset Value, End of year(c)	$20.55	$19.08	$20.73	$20.57

Total Return(c)(d)	15.40%	(2.17)%	9.12%	4.17	%(e)

Ratios to Average Net Assets/Supplemental Data:(f)

Net Assets, End of Period (000’s)	$17,837	$13,132	$8,011	$7,279

Gross operating expenses(g)	4.09%	3.94%	4.60%	11.26%

Net investment income	4.80%	5.08%	6.44%	2.45%

Portfolio turnover rate	39%	49%	99%	14	%(e)

Average commission rate paid(h)	$0.0222	$0.0111	$0.0155	$0.0295

(a)	Class commenced operations on July 1, 2016.
(b)	Net investment income per share was calculated using average shares outstanding during the period.
(c)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(d)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	Not annualized.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,			For the Period Ended December 31, 2016(a)
	2019	2018	2017

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.30%	2.13%	1.87%	1.83	%(f)

Interest expense and commitment fees	0.76%	0.22%	—%	—%

Dividends and fees on securities sold short	—%	0.08%	—%	—%

(h)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

See accompanying Notes to Financial Statements.	15

NOTES TO FINANCIAL STATEMENTS

December 31, 2019	NexPoint Real Estate Strategies Fund

Note 1. Organization

NexPoint Real Estate Strategies Fund (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund commenced operations on July 1, 2016. This report includes information for the year ended December 31, 2019. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related securities. NexPoint Advisors, L.P. (“NexPoint” or “the Investment Adviser”), an affiliate of Highland Capital Management, L.P. (“HCMLP”), is the investment adviser to the Fund. Once each quarter, the Fund will offer to repurchase at net asset value (“NAV”) no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements. The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

Fund Shares

The Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value (each a “Share” and collectively, the “Shares”). The Fund currently offers the following three share classes to investors, Class A, Class C and Class Z Shares. A fourth share class, the Class L Shares, has been registered but is not currently offered. Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is 5.75%. There is no front-end sales charge imposed on individual purchases of Class A Shares of $500,000 or more. The front-end sales charge is also waived in other instances as described in the Fund’s prospectus. Purchases of $500,000 or more of Class A Shares at net asset value (“NAV”) pursuant to a sales charge waiver are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares is 1.00% within the first eighteen months of purchase and 0.00% thereafter. No front-end or CDSCs are assessed by the Trust with respect to Class Z Shares of the Fund.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that applies the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the Investment Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Fund Valuation

The net asset value (“NAV”) of the Fund’s common shares is calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Fund’s net assets attributable to common shares by the numbers of common shares outstanding.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”), or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as

16	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019	NexPoint Real Estate Strategies Fund

when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of December 31, 2019, the Fund’s investments consisted of REITs and other real estate investments, senior loans, corporate bonds and notes, common stocks, preferred stocks, mortgage-backed securities and cash equivalents. The fair value of the Fund’s bonds are generally based on quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common and preferred stocks that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity interests in limited liability companies and

Annual Report	17

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019	NexPoint Real Estate Strategies Fund

equity issued by Real Estate Investment Trusts (“REITs”) that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Fund has classified the investments as Level 3 assets.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Reverse repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represent fair value. These investments will generally be categorized as Level 2 liabilities.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period.

Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets as of December 31, 2019 is as follows:

	Total value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Nexpoint Real Estate Strategies Fund
Assets
Common Stock
Financial	$750,000	$—	$750,000	$—
Real Estate	9,450,688	5,232,884	—	4,217,804
Real Estate Investment Trust	547,420	547,420	—	—
Preferred Stock
Financial	3,496,447	—	1,749,918	1,746,529
Real Estate Investment Trust	2,729,430	—	—	2,729,430
Agency Collateralized Mortgage Obligations	3,842,082	—	3,842,082	—
LLC Interest	1,970,640	—	—	1,970,640
Corporate Bonds & Notes
Real Estate	1,403,380	—	1,403,380	—
Convertible Preferred Stock	1,225,804	—	1,225,804	—
Asset-Backed Securities	288,481	—	288,481	—
Purchased Call Options	2,500	2,500	—	—
Cash Equivalents	1,008,240	1,008,240	—	—

Total Assets	26,715,112	6,791,044	9,259,665	10,664,403

Liabilities
Reverse Repurchase Agreements	(2,624,000)	—	(2,624,000)	—

Total	$24,091,112	$6,791,044	$6,635,665	$10,664,403

18	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019	NexPoint Real Estate Strategies Fund

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2019.

	Balance as of 12/31/18	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchase	Net (Sales)	Balance as of 12/31/19
Nexpoint Real Estate Strategies
Term Loans	$3,223,347	$—	$—	$—	$32,000	$(23,347)	$—	$(3,232,000)	$—
Preferred Stock	4,389,514	—	—	—	—	(124,055)	210,500	—	4,475,959
LLC Interest	—	—	—	—	—	(29,360)	2,000,000	—	1,970,640
Common Stock	21,268	—	—	—	—	181,530	4,015,006	—	4,217,804

Total	$7,634,129	$—	$—	$—	$32,000	$4,768	$6,225,506	$(3,232,000)	$10,664,403

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the year ended December 31, 2019, there were no transfers in or out of Level 3.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 12/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s)
Preferred Stock	$4,475,959	Discounted Cash Flow	Discount Rate	11.0%
		Net Asset Value	N/A	N/A
LLC Interest	1,970,640	Discounted Cash Flow	Discount Rate	3.23	% - 4.54%
Common Stock	4,217,804	Discounted Cash Flow	Discount Rate	10.0	% - 12.5%

Total	$10,664,403	Practical Expedient	N/A	N/A
		Cost Basis	N/A	N/A

The significant unobservable inputs used in the fair value measurement of the Fund’s preferred stock, senior loans and common stocks are described above. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the call date, while amortization of premium on taxable bonds and loans is computed to the call or maturity date, whichever is shorter, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded

Annual Report	19

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019	NexPoint Real Estate Strategies Fund

that no provision for U.S. federal income tax is required in the Fund’s financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2019, the Fund did not incur any interest or penalties.

Distributions to Shareholders

The Fund plans to pay distributions from net investment income monthly and net realized capital gains annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. In certain years, this practice may result in the Fund distributing, during a particular taxable year, amounts in excess of the amount of income and gains earned therein. Such distributions would result in a portion of each distribution occurring in that year to be treated as a return of capital to shareholders. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the NAV per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the NYSE on the Declaration Date. Participants in the Plan requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. The Fund did not have any securities sold short as of December 31, 2019.

Note 3. Derivative Transactions

The Fund is subject to equity rate risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

20	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019	NexPoint Real Estate Strategies Fund

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.

Additional Derivative Information

The Fund follows adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at December 31, 2019:

	Fair Value
Risk Exposure	Asset Derivative	Liability Derivative
Equity Price Risk	$2,500	$—

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019, is as follows:

Risk Exposure	Net Realized Gain (Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Price Risk	$177,225	(1)	$(87,289	) (2)

(1)	Statement of Operations location: Realized gain (loss) on options contracts.
(2)	Statement of Operations location: Net change in unrealized appreciation/( depreciation) on investments.

The average monthly volume of derivative activity for the periods in which the Fund had outstanding activity is as follows:

Units/ Contracts
Purchased Options Contracts	513

Note 4. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to), losses deferred due to wash sale transactions, paydowns, and return of capital distributions from real estate investment trusts. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The actual character of amounts received is not known until after the REIT’s fiscal year end, and this amount may be revised after the tax reporting period concludes, and distributions from REITs may be classified as dividends, capital gains, or a return of capital. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Fund.

For the year ended December 31, 2019, permanent differences chiefly resulting from return of capital distributions were identified and reclassified among the components of the Fund’s net assets as follows:

Paid-in Capital	Total Distributable Earnings (Loss)
$(9,260)	$9,260

Annual Report	21

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019	NexPoint Real Estate Strategies Fund

For the year ended December 31, 2019, the Fund’s most recent tax year end, components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Net Tax Appreciation/ (Depreciation)
$—	$—	$(676,251)	$1,268,883

For the year ended December 31, 2019, the Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder.

2019
No expiration Short Term	$225,856
No expiration Long Term	450,395

Total	676,251

The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018 (unless otherwise indicated) is as follows:

Distributions Paid From:	2019	2018
Ordinary Income(1)	$804,761	$746,076
Realized Gains	—	43,529
Return of Capital	395,424	—

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

The above mentioned distributions are reflected on a tax basis. The tax basis distributions are less than the book basis distributions reflected on the Statements of Changes in Net Assets.

Unrealized appreciation and depreciation at December 31, 2019, based on cost of investments for U.S. federal income tax purposes is:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)(1)	Cost
$2,610,090	$(1,341,207)	$1,268,883	$24,437,989

(1)	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to wash sales.

Note 5. Credit Facility Agreement and Reverse Repurchase Agreement

On September 20, 2018, the Fund entered into a credit facility agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International, Ltd., BNP Prime Brokerage, Inc., acting through its New York Branch, and BNP Paribas (together, the “BNPP Entities”). Under the BNP Agreement, the BNPP Entities may make margin loans to the Fund at rates ranging from 1 month LIBOR + 0.60% to 1 month LIBOR + 1.30%. The BNP Agreement may be terminated by either the Fund or the BNPP Entities with 30 days’ notice.

At December 31, 2019, current debt outstanding and fair value of collateral were $3,835,135 and $9,697,757, respectively. The Fund’s average daily balance was $3,374,310 at a weighted average interest rate of 3.15% for the days outstanding. The Fund’s maximum borrowings were $4,855,563 during 2019.

On October 3, 2019, the Fund entered into an agreement with Mizuho Securities USA LLC (“Mizuho Securities”) under which it may from time to time enter into reverse repurchase transactions pursuant to the terms of a master repurchase agreement and related annexes (collectively the “Repurchase Agreement”). A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to Mizuho Securities for an agreed upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from Mizuho Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction. This creates leverage for the Fund because the cash received can be used to purchase other securities.

At December 31, 2019, the Fund had investments in reverse repurchase agreements with a gross value of $2,624,000, which is reflected as reverse repurchase agreements on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the reverse repurchase agreements at December 31, 2019. The collateral pledged for the reverse repurchase agreements include Agency Collateralized Mortgage Obligations. These agreements are terminable on demand by either Mizuho Securities or the Fund.

Note 6. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to any amounts borrowed. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank borrowings and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding	% of Asset Coverage of Indebtedness
12/31/2019	$6,459,135	413.72%
12/31/2018	3,354,013	519.10%
12/31/2017	—	N/A
12/31/2016	—	N/A

22	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019	NexPoint Real Estate Strategies Fund

Note 7. Investment Advisory, Service and Distribution, Trustee and Other Fees

Investment Advisory Fee

The Investment Adviser to the Fund receives an annual fee, paid monthly, in an amount equal to 1.25% of the Fund’s Daily Gross Assets. The Fund’s “Daily Gross Assets” is an amount equal to the total assets of the Fund, including assets resulting from leverage, less any liabilities not representing leverage.

Service and Distribution Fees

NexPoint Securities, Inc. (“NSI” or the “Distributor”) (formerly, Highland Capital Funds Distributor, Inc.), an affiliate of the Investment Adviser, serves as the principal underwriter and distributor of the Fund’s shares. The Distributor receives the front-end sales charge imposed on the sale of Class A Shares and the contingent deferred sales charge (“CDSC”) imposed on certain redemptions of Class A and Class C Shares. The Fund has adopted a “Shareholder Servicing Plan and Agreement” (the “Plan”) under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have a multi-class structure, CDSCs and distribution and shareholder servicing fees. Under the Plan, the Fund may incur expenses on an annual basis equal to 0.25% of the average net assets of the Class A and Class C Shares.

Class C shares will pay to the Distributor a distribution fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares and will be payable on a quarterly basis.

Expense Limitation Agreement

The Investment Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Investment Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding distribution fees, interest, dividend expenses on short sales, brokerage commissions and other transaction costs, acquired fund fees and expenses, taxes, expenses payable by the Fund for third party administration services, litigation expenses and extraordinary expenses), to the extent that they exceed 1.75% per annum of the Fund’s average Daily Gross Assets (the “Expense Limitation”). “Daily

Gross Assets” is defined in the Expense Limitation Agreement as an amount equal to total assets, less any liabilities, but excluding liabilities evidencing leverage. If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund’s expense ratio would be higher and could exceed the Expense Limitation. In consideration of the Investment Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Investment Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date of the reimbursement; and (2) the reimbursement may not be made if it would cause the Expense Limitation as of the time of waiver to be exceeded. The Expense Limitation Agreement will remain in effect until at least May 1, 2020 unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Board. After the expiration of the Expense Limitation Agreement, the agreement may be renewed at the discretion of the Investment Adviser and the Board.

On December 31, 2019, the amount subject to possible future recoupment under the Expense Limitation were as follows:

Expiring during Fiscal Years Ending December 31,
2020	2021	2022(1)
$61,880	$214,266	$224,966

(1)	See Due to Adviser note on subsequent page.

During the year ended December 31, 2019, the Investment Adviser did not recoup any amounts previously waived or reimbursed.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Funds Complex overseen by such Trustee based on relative net assets. Independent Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings, however, the Chairman of the Board and the Chairman of the Audit Committee each receive an additional payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Highland Funds Complex based on relative net assets. The Independent Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan. The “Highland Funds Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers

Annual Report	23

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019	NexPoint Real Estate Strategies Fund

and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report. Effective December 4, 2015, Mr. Powell resigned from his position with the Investment Adviser. Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Due to Adviser

The balance shown as “Investment advisory fees” on the Statement of Assets and Liabilities represents amounts owed to the Investment Adviser for advisory fees and Fund expenses paid by the Investment Adviser.

Approximately $88,000 of offering costs that were included in the ‘Due to Investment Adviser’ payable in previous years expired during the year ended December 31, 2019. This amount is included in the ‘Expenses waived or borne by the Adviser’ balance on the Statement of Operations and is no longer subject to recoupment.

In December 2019 the Fund discovered the NAV of the Fund had been overstated by excess interest income that was incorrectly included in the NAV for the period from June 3, 2019 to December 9, 2019. After extensive analysis to determine how to correct the issue, the Fund distributed approximately 4,400 additional shares to shareholders who purchased and reinvested shares during the period, and distributed approximately $1,600 in cash to shareholders who received income distributions in cash. The overstatement also resulted in approximately $23,000 in excess redemption proceeds paid by the Fund during the period, and on December 27, 2019 the Fund received $30,000 from the Investment Adviser for reimbursement of the excess proceeds and other amounts owed to the Fund pursuant to the Expense Limitation Agreement.

The additional shares distributed are included in the shares sold and issued for distribution reinvested amounts on the Statement of Changes in Net Assets, the cash distributed is included in the total distributions to shareholders amounts on the Statement of Changes in Net Assets, and the reimbursement from the Investment Advisor is included in the payable for investment advisory and administration fees amount on the Statement of Assets and Liabilities.

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 8. Repurchase of Shares

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% of the outstanding shares of the Fund (the “Repurchase Offer Amount”), unless such offer is suspended or postponed in accordance with regulatory requirements. The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan.

The Fund conducted its quarterly tender offer from February 27, 2019, until expiration on March 25, 2019 at 4:00 p.m. New York City time, during which the Fund offered to purchase for cash up to 5.0% of its outstanding shares of common stock. During the first quarter tender offer, 20,429 shares of the Fund were tendered for repurchase at an average price of $20.10/share, constituting approximately 2.64% of the Fund’s outstanding shares.

The Fund conducted its quarterly tender offer from May 28, 2019, until expiration on June 24, 2019 at 4:00 p.m. New York City time, during which the Fund offered to purchase for cash up to 5.0% of its outstanding shares of common stock. During the second quarter tender offer, 40,673 shares of the Fund were tendered for repurchase at an average price of $20.81/share, constituting approximately 5.08% of the Fund’s outstanding shares.

The Fund conducted its quarterly tender offer from August 28, 2019, until expiration on September 30, 2019 at 4:00 p.m. New York City time, during which the Fund offered

24	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019	NexPoint Real Estate Strategies Fund

to purchase for cash up to 5.0% of its outstanding shares of common stock. During the third quarter tender offer, 1,920 shares of the Fund were tendered for repurchase at an average price of $21.33/per share, constituting approximately 0.29% of the Fund’s outstanding shares.

The Fund conducted its quarterly tender offer from November 27, 2019, until expiration on December 30, 2019 at 4:00 p.m. New York City time, during which the Fund offered to purchase for cash up to 5.0% of its outstanding shares of common stock. During the fourth quarter tender offer, 7,890 shares of the Fund were tendered for repurchase at an average price of $20.07/per share, constituting approximately 0.73% of the Fund’s outstanding shares.

Note 9. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Fund are described below in alphabetical order:

Concentration in Real Estate Securities Risk

Although the Fund does not invest directly in real estate, the Fund will concentrate its investments in investment vehicles that invest principally in real estate and real estate related securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The values of companies engaged in the real estate industry are affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage.

Debt Securities Risk

When the Fund invests in debt securities, the value of the investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced or fluctuate more than other types of investments. This kind of market risk is generally greater for funds investing in debt securities with longer maturities.

Restricted Securities Risk

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased. A high percentage of illiquid securities in a Fund creates a risk that such a Fund may not be able to redeem its shares without causing significant dilution to remaining shareholders.

Leverage Risk

The use of leverage, such as borrowing money to purchase securities, will cause the Fund or a Public Investment Fund or Private Real Estate Investment Fund in which the Fund has invested, to incur additional expenses and significantly magnify the Fund’s losses in the event of underperformance of the Fund’s (or Public Investment Fund’s or Private Real Estate Investment Fund’s) underlying investments. Interest payments and fees incurred in connection with such borrowings will reduce the amount of distributions available to the Fund’s shareholders. The Fund’s investments in Public Investment Funds and REITs managed by affiliated or unaffiliated institutional asset managers may incur higher levels of leverage. Accordingly, the Fund, through these investments, may be exposed to the higher levels of leverage than the Fund is permitted to, including a greater risk of loss with respect to such investments as a result of higher leverage employed by such entities.

Liquidity Risk

There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

REIT Risk

Real estate investments trusts (‘REITs”) may be affected by changes in the real estate markets generally as well as changes in the values of the properties owned by the REIT or securing the mortgages owned by the REIT. REITs are dependent upon management skill and are not diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of

Annual Report	25

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019	NexPoint Real Estate Strategies Fund

failing to qualify for special tax treatment under the Code, and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating at the end of a specified term, and run the risk of liquidating at an economically inopportune time.

Reverse Repurchase Agreement Risk

The Fund may enter into reverse repurchase transactions with BNP Securities or other banks and securities dealers. A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of, rather than the investor in, securities or other assets and agrees to repurchase them at a date certain or on demand. Use of a reverse repurchase transaction may be preferable to a regular sale and later repurchase of securities or other assets because it avoids certain market risks and transaction costs. Reverse repurchase transactions involve the risk that the market value of securities and/or other assets purchased by the Fund with the proceeds received by the Fund in connection with such reverse repurchase transactions may decline below the market value of the securities the Fund is obligated to repurchase under such reverse repurchase transactions. They also involve the risk that the counterparty liquidates the securities delivered to it by the Fund under the reverse repurchase agreement following the occurrence of an event of default under the reverse repurchase agreement by the Fund. At the time when the Fund enters into a reverse repurchase transactions, liquid securities (cash, U.S. Government securities or other debt obligations) of the Fund having a value at least as great as the Purchase Price of the securities to be purchased will be segregated on the books of the Fund throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuation.

Structured Finance Securities Risk

A portion of the Fund’s investments may consist of equipment trust certificates, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Such structured finance securities are generally backed by an asset or a pool of assets, which serve as collateral. Depending on the type of security, the collateral may take the form of a portfolio of mortgage loans or bonds or other assets. The Fund and other investors in structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. The riskiest securities are the equity tranche, which bears the bulk of defaults from the bonds or loans serving as collateral, and thus may protect the other, more senior tranches from default. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. A senior tranche typically has higher ratings and lower yields than the underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, other tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to previous defaults and the disappearance of protecting tranches, market anticipation of defaults and aversion to certain structured finance securities as a class.

Note 10. Investment Transactions Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2019, were as follows:

Other Securities
Purchases	Sales
$14,622,969	$7,662,036

26	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019	NexPoint Real Estate Strategies Fund

Note 11. Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund for the year ended December 31, 2019:

Issuer	Shares at December 31, 2018	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales(1)	Net Realized Gain/(Loss) on Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of December 31, 2019	Shares at December 31, 2019	Affiliated Income
Wholly Owned, Not Consolidated
NRESF REIT Sub, LLC (Common Stocks)	1,012,750	$21,268	$4,015,006	$—	$—	$181,530	$4,217,804	129,380,501	$—
Other Affiliates
NexPoint Residental Trust, Inc., REIT (Common Stocks)	36,539	1,280,692	—	(35,367)	17	411,952	1,656,990	36,822	2,053

Total	1,049,289	$1,301,960	$4,015,006	$(35,367)	$17	$593,482	$5,874,794	129,417,323	$2,053

(1)	All or a portion of the proceeds from sales are return of capital.

Our Adviser, NexPoint Advisors, has been historically affiliated through common control with Highland Capital Management, L.P. (“HCMLP”), an SEC-registered investment adviser. On October 16, 2019, HCMLP filed for Chapter 11 bankruptcy protection with the United States Bankruptcy Court for the District of Delaware. The case was subsequently transferred to the United States Bankruptcy Court for the Northern District of Texas. On January 9, 2020, the bankruptcy court approved a change of control of HCMLP, which involved the resignation of James Dondero as the sole director of, and the appointment of an independent board to, HCMLP’s general partner. Mr. Dondero will, however, remain as an employee of HCMLP and as portfolio manager for all funds and vehicles for which he currently holds such titles. Nevertheless, given Mr. Dondero’s historic role with HCMLP and his continued ownership interest and roles with respect to the Highland platform as a whole, as well as the shared services agreements between HCMLP and our Adviser, we still treat HCMLP and its affiliates as our affiliates for purposes hereof.

NexPoint Advisors is not a party to HCMLP’s bankruptcy filing. NexPoint Advisors is a party to a shared services arrangement with HCMLP. Under this arrangement our Adviser may utilize employees from HCMLP in connection with various services such as human resources, accounting, tax, valuation, information technology services, office space, employees, compliance and legal. We do not expect HCMLP’s bankruptcy filings to impact its provision of services to NexPoint Advisors at this time.

Note 12. Significant Shareholders

The number of shareholders each owning 5% or more of the Fund is listed below. The total percentage of the Fund held by such external shareholders as well as percentage of the

Fund held by certain affiliates of the Investment Adviser at December 31, 2019 were:

Number	% of Fund Held
8	80.75%

Investment activities of these shareholders could have a material impact on the Fund and remaining shareholders.

Note 13. New Accounting Pronouncements

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities purchased at a premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. These amendments have been adopted in the current year with no impact on the financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in this update modify a number of disclosure requirements on fair value measurements required to be reported under Topic 820, Fair Value Measurement. The amendments in this update are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. These amendments have been adopted in the current year with no impact on the financial statements.

Annual Report	27

NOTES TO FINANCIAL STATEMENTS (concluded)

December 31, 2019	NexPoint Real Estate Strategies Fund

Note 14. Unconsolidated Significant Subsidiaries

In accordance with Regulation S-X and GAAP, the Fund is not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which the Fund has a controlling interest unless the business of the controlled subsidiary consists of providing services to the Fund. In accordance with Regulation S-X Rules 3-09 and 4- 08(g), the Fund evaluates its unconsolidated controlled subsidiaries as significant subsidiaries under the respective rules. As of December 31, 2019, NRESF REIT Sub, LLC was considered a significant unconsolidated subsidiary under Regulation S-X Rule 4-08(g). Based on the requirements under Regulation S-X Rule 4-08(g), the summarized consolidated financial information of this unconsolidated subsidiary is presented below:

NRESF REIT Sub, LLC December 31, 2019
Balance Sheet:
Current Assets	$499
Noncurrent Assets	4,192,961

Total Assets	4,193,460
Current Liabilities	2,306
Noncurrent Liabilities	—

Total Liabilities	2,306
Preferred Stock ($0.01 par value:
1,000 shares authorized; 125 shares issued and outstanding)	1
Additional paid-in capital	118,749
Accumulated earnings less dividends	266,888
Invested equity	3,805,516
Non-controlling interest (in consolidated investments)	—

Total Equity	$4,191,154

NRESF REIT Sub, LLC For the year ended December 31, 2019
Summary of Operations:
Net Sales	$181,379
Gross Profit	136,193
Net Income	229,270
Net Income attributable to non-controlling interest (in consolidated investments), preferred shares, and other comprehensive income	—

Note 15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes.

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which the Fund invests, lines of credit available to the Fund and may lead to losses on your investment in the Fund.

28	Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of NexPoint Real Estate Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of NexPoint Real Estate Strategies Fund (the “Fund”) as of December 31, 2019, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets, including the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and its cash flows for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the periods ended December 31, 2017, and prior, were audited by other auditors whose report dated February 28, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent, issuer, and brokers or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

/s/ Cohen & Company, Ltd.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 2, 2020

Annual Report	29

ADDITIONAL INFORMATION (unaudited)

December 31, 2019	NexPoint Real Estate Strategies Fund

Tax Information

For shareholders that do not have a December 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2019 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended December 31, 2019, the following Fund is designating the following items with regard to earnings for the year.

Return of Capital	Ordinary Income Distribution	Total Distribution
32.95%	67.05%	100.00%

Dividend Received Deduction(1)	Qualified Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)
0.00%	0.00%	0.00%	24.44%

Short-Term Capital Gain Dividends(5)	Qualifying Business Income(6)
0.00%	33.27%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. Shareholder who are residents of California, Connecticut and New York, this Fund has not met the statutory requirements to permit exemption of these amounts from state income tax.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information herein may differ from the information and distributions taxable to the shareholder from the calendar year ended December 31, 2019. Complete information will be computed and reported with your 2019 Form 1099-DIV.

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Investment Adviser in a manner designed to be equitable and consistent with the Investment Adviser’s fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades).

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting Maxim Group LLC (“Maxim” or the “Plan Agent”), as agent for shareholders in administering the Plan, a registered owner will receive newly issued Common Shares for all dividends declared for Common Shares of the Fund. If a registered owner of Common Shares elects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them (or, if the shares are held in street or other nominee name, then to such nominee) by Maxim, as dividend disbursing agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting Maxim, as dividend disbursing agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by

30	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2019	NexPoint Real Estate Strategies Fund

contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional Common Shares of the Fund for them. The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered.

Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”). The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the net asset value per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Declaration Date. The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan. There will be no brokerage charges with respect to Common Shares issued directly by the Fund.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at Maxim Group LLC 405 Lexington Avenue 2nd Floor, New York, NY 10174; telephone (212) 895-3500.

Approval of NexPoint Real Estate Strategies Fund Investment Advisory Agreement

The Fund has retained NexPoint Advisors, L.P. (the “Investment Adviser”) to manage the assets of the Fund pursuant to an investment advisory agreement between the Investment Adviser and the Fund (the “Agreement”). The Agreement was initially approved by the Funds’ Board of Trustees, including a majority of the Independent Trustees, at a meeting held on February 18-19, 2016.

Following the initial two-year term, the Agreement continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

During a telephonic meeting held on August 15, 2019, the Board of Trustees gave preliminary consideration to information bearing on the continuation of the Agreement for a one-year period commencing November 1, 2019 with respect to the Fund. The primary objective of the meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in evaluating the continuation of the Agreement, and to request any additional information they considered reasonably necessary for their deliberations.

At an in-person meeting held on September 19-20, 2019, the Board of Trustees, including the Independent Trustees, approved the continuance of the Agreement for a one-year period commencing on November 1, 2019. As part of its review process, the Board requested, through its independent legal counsel, and received from the Investment Adviser, various information and written materials, including: (1) information regarding the financial soundness of the Investment Adviser and the profitability of the Advisory Agreement to the Investment Adviser; (2) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements; (3) information on the internal compliance procedures of the Investment Adviser, including policies and procedures for personal securities transactions and with respect to cybersecurity, business continuity and disaster recovery; (4) comparative information showing how the Fund’s fees and expenses compare to those of other registered investment companies and comparable funds

Annual Report	31

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2019	NexPoint Real Estate Strategies Fund

managed by the Investment Adviser that follow investment strategies similar to those of the Fund, if any; (5) information regarding the investment performance the Fund, including comparisons of the Fund’s performance against that of other registered investment companies and comparable funds managed by the Investment Adviser that follow investment strategies similar to the Fund, if any; (6) information regarding brokerage and portfolio transactions; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser or its affiliates. After the August 2019 meeting, the Trustees requested that the Investment Adviser provide additional information regarding various matters. In addition, the Board of Trustees received an independent report from FUSE Research Network (“FUSE”), an independent source of investment company data, relating to the Fund’s performance and expenses compared to the performance and expenses of a group of funds deemed by FUSE to be comparable to the Fund (the “peer group”), and to a larger group of comparable funds (the “peer universe”).

The Board of Trustees’ evaluation process with respect to the Investment Adviser is an ongoing one. In this regard, the Board of Trustees also took into account discussions with management and information provided to the Board of Trustees at periodic meetings of the Board of Trustees over the course of the year with respect to the services provided by the Investment Adviser to the Fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Investment Adviser with respect to the Fund. The information received and considered by the Board of Trustees in connection with the September 19-20, 2019 meeting and throughout the year was both written and oral.

The Board of Trustees reviewed various factors that were discussed in a legal memorandum provided by independent counsel regarding trustee responsibilities in considering the Advisory Agreement, the detailed information provided by the Investment Adviser and other relevant information and factors. The Board of Trustees also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Board of Trustees’ conclusions as to the approval of the Advisory Agreement were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself.

Some of the factors that figured particularly in the Board of Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In addition, the Board of Trustees’ conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Throughout the process, the Board of Trustees had the opportunity to ask questions of and request additional information from the Investment Adviser. The Board of Trustees was assisted by legal counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees were advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present to discuss the proposed continuation of the Advisory Agreement, including prior to the September 19-20, 2019 meeting.

The nature, extent, and quality of the services to be provided by the Investment Adviser.

The Board considered the portfolio management services to be provided by the Investment Adviser under the Advisory Agreement and the activities related to portfolio management, including use of technology, research capabilities and investment management staff. The Board discussed the relevant experience and qualifications of the personnel who would provide advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser, including with respect to liquidity management. The Board also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including compensation arrangements and with respect to valuation, cybersecurity, business continuity and disaster recovery. The Board also considered the Investment Adviser’s risk management processes. The Board of Trustees took into account the terms of the Advisory Agreement and considered that, the Investment Adviser, subject to the direction of the Board of Trustees, is responsible for providing advice and guidance with respect to the Fund and for managing the investment of the assets of the Fund. The Board of Trustees also took into account that the scope of services provided by the Investment Adviser and the undertakings required of the Investment Adviser in connection with those services, including maintaining and monitoring its own and the Fund’s compliance program, had expanded over time as a result of regulatory, market and other developments. In this regard, they considered the Adviser’s preparation with respect to the reporting modernization and liquidity risk management requirements required by new SEC regulations. The Board of Trustees also considered the quality of the Investment Adviser’s compliance oversight program with respect to the Fund’s service providers. The Board of Trustees also considered both the investment advisory services and the nature, quality and extent of any

32	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2019	NexPoint Real Estate Strategies Fund

administrative and other non-advisory services, including shareholder servicing and distribution support services that are provided to the Fund and its shareholders by the Investment Adviser and its affiliates. The Board also considered the significant risks assumed by the Investment Adviser in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Fund. The Board of Trustees also noted various cost-savings initiatives that had been implemented by the Adviser with respect to the Fund and the other funds in the Highland complex over the years.

The Board of Trustees also noted that on a regular basis it receives and reviews information from the Fund’s Chief Compliance Officer (CCO) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

In considering the nature, extent, and quality of the services provided by the Investment Adviser, the Board also took into account its knowledge of the Investment Adviser’s management and the quality of the performance of its duties, through discussions and reports during the preceding year and in past years.

The Board took into account the Investment Adviser’s risk assessment, monitoring process and regulatory history. The Board concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature and the quality of such advisory services supported the approval of the Advisory Agreement.

The Investment Adviser’s historical performance. In considering the Fund’s performance, the Board of Trustees noted that it reviews at its regularly scheduled meetings information about the Fund’s performance results. The Board of Trustees reviewed the historical performance of the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at its meetings throughout the year. The Board of Trustees discussed the performance of the Fund and considered the relative performance of the Fund and its portfolio management team as compared to that of the Fund’s peer group as selected by FUSE, as well as comparable indices. Among other data, the Board of Trustees also received data with respect to the Fund’s leverage and distribution rates as compared to its peer group. The Board of Trustees noted that while it found the data provided by FUSE, the independent third-party data provider, generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board of

Trustees also took into account management’s discussion of the category in which the Fund was placed for comparative purposes, including any differences between the Fund’s investment strategy and the strategy of the funds in the Fund’s respective category, as well as compared to the peer group selected by FUSE.

Among other data relating specifically to the Fund’s performance, the Board considered that the Fund outperformed the MSCI US REIT NR USD Index for the three-year period ended June 30, 2019; and that it underperformed over the one-year period. The Board also noted that the Fund outperformed its peer group median for the one-year and three-year periods ended June 30, 2019. The Board also took into account management’s discussion of the Fund’s performance. The Board considered that the Fund commenced operations on July 1, 2016 and has a limited operating history.

The Board of Trustees concluded that the Fund’s overall performance and other relevant factors, supported the continuation of the Agreement with respect to the Fund for an additional one-year period.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Fund. The Board of Trustees also gave consideration to the fees payable under the Agreement, the expenses the Investment Adviser incur in providing advisory services and the profitability to the Investment Adviser from managing the Fund, including: (1) information regarding the financial condition of the Investment Adviser; (2) information regarding the total fees and payments received by the Investment Adviser for its services and, with respect to the Investment Adviser, whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreement versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund and (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; and (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services with respect to the Fund under separate agreements and whether such fees are appropriate. The Board of Trustees took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets.

Among other data, the Board of Trustees considered that the Fund’s total net expenses were higher than its peer universe

Annual Report	33

ADDITIONAL INFORMATION (unaudited) (concluded)

December 31, 2019	NexPoint Real Estate Strategies Fund

but that its net management fee (including administrative fees) was much lower than its peer group and its total next expenses were higher than its peer group. The Board of Trustees took into account management’s discussion of the Fund’s expenses, including the impact of the current size of the Fund on expenses relative to its peer group.

The Board of Trustees also considered the so-called “fall-out benefits” to the Investment Adviser with respect to the Fund, such as the reputational value of serving as Investment Adviser to the Fund, potential fees paid to the Investment Adviser’s affiliates by the Fund or portfolio companies for services provided, including administrative services provided to the Fund by the Investment Adviser pursuant to separate agreements, the benefits of scale from investment by the Fund in affiliated funds, and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Board of Trustees concluded that the benefits received by the Investment Adviser and its affiliates were reasonable in the context of the relationship between the Investment Adviser and the Fund.

After such review, the Board of Trustees determined that the profitability to the Investment Adviser and its affiliates from their relationship with the Fund was not excessive.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board considered the effective fee under the Advisory Agreement for the Fund as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Fund grow. The Board considered the Investment Adviser’s discussion of the Fund’s advisory fee structure, including the potential for economies of scale as the Fund’s assets increased. The Board noted that the Fund does not currently contain breakpoints in its advisory fee schedule. The Board took into account management’s discussion of the Fund’s advisory fee structure and also noted that the Fund’s net management fee was lower than its peer group median and its total net expenses were higher than its peer universe. The Board of Trustees concluded that the fee structures are reasonable, and with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the Investment Adviser on the one hand and shareholders of the Fund on the other.

Conclusion.

Following a further discussion of the factors above, it was noted that in considering the approval of the Advisory Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all factors and considerations, including those discussed above, the Board of Trustees, including separately, the Independent Trustees, unanimously agreed that the Advisory Agreement, including the advisory fee to be paid to the Investment Adviser, is fair and reasonable to the Fund in light of the services that the Investment Adviser proposes to provide, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

34	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2019	NexPoint Real Estate Strategies Fund

Trustees and Officers

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, TX 75201.

The “Highland Funds Complex,” as referred to herein consists of: the Fund, each series of Highland Funds I (“HFI”), each series of Highland Funds II (“HFII”), Highland Global Allocation Fund (“GAF”), Highland Income Fund (formerly, Highland Floating Rate Opportunities Fund) (“HFRO”), NexPoint Strategic Opportunities Fund (“NHF”), NexPoint Event-Driven Fund (“NEDF”), NexPoint Latin American Opportunities Fund (“NLAF”), NexPoint Strategic Income Fund (“NSIF”), NexPoint Energy and Materials Opportunities Fund (“NEMO”), NexPoint Discount Strategies Fund (“NDSF”), NexPoint Healthcare Opportunities Fund (“NHOF”, and together with NEDF, NLAF, NRESF, NSIF, NEMO, and NDSF, the “Interval Funds”), and NexPoint Capital, Inc. (the “BDC”), a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since March 2016.	Retired.	20

Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc. (since January 2013); Director of Davidson Investment Advisors (from July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Advisory Board of Directors, Internet

						Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

Annual Report	35

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2019	NexPoint Real Estate Strategies Fund

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
					Connectivity Group, Inc. (from January 2014 to April 2016); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman and Director of FC Global Realty, Inc.
					(from May 2017 to June 2018); Chairman; Director of First Capital Investment Corp. (from March 2017 to March 2018); and Director and Special Advisor to Vault Data, LLC (since February 2018).

John Honis[2] (6/16/1958)	Trustee	Indefinite Term; Trustee since March 2016.	President of Rand Advisors, LLC since August 2013; and Partner of HCMLP from February 2007 until his resignation in November 2014.	20	Manager of Turtle Bay Resort, LLC (August 2011 – December 2018); Manager of American Home Patient (November 2011 to February 2016).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

36	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2019	NexPoint Real Estate Strategies Fund

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Ethan Powell[3] (6/20/1975)	Trustee; Chairman of the Board	Indefinite Term; Trustee since March 2016; Chairman of the Board since December 2013; and Executive Vice President and Principal Executive Officer from June 2012 until December 2015.	President and Founder of Impact Shares LLC since December 2015; Trustee/Director of the Highland Funds Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015;	20	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Funds Complex; significant administrative and managerial experience.
			President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of HFI and HFII from June 2012 until December 2015; and Secretary of HFI and HFII from November 2010 to May 2015.

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; and Executive Vice President and Principal Executive Officer from June 2012 until December 2015.	Senior Advisor, CrossFirst Bank since April 2019; Private Investor, BW Consulting, LLC since 2014; Senior Manager, Accenture, LLP (a consulting firm) from 1991 until retirement in 2014.	23	Director of Equity Metrix, LLC	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Funds Complex; significant administrative and managerial experience.

Annual Report	37

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2019	NexPoint Real Estate Strategies Fund

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustee

Dustin Norris[4] (1/6/1984)	Trustee	Indefinite Term; Trustee since February 2018; Executive Vice President since April 2019

Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. (formerly, Highland Capital Funds Distributor, Inc.) since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Secretary of HFRO, GAF, HFI and HFII from October 2017 until April 2019; Assistant Secretary of HFRO and GAF II from August 2017 to October 2017; Chief Product Strategist at HCMFA from September 2015 to March 2019; Director of Product Strategy at HCMFA from May 2014 to September 2015; Assistant Secretary of HFI and HFII from March 2017 to October 2017; Secretary of NHF from December 2015 until April 2019; Assistant Treasurer of NexPoint Real Estate Advisors, L.P. since May 2015; Assistant Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; Assistant Treasurer of HFI and HFII from November 2012 to March 2017; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of the BDC from 2014 until April

				23	None	Significant experience in the financial industry; significant managerial and executive experience, including experience as an officer of the Highland Funds Complex since 2012.

38	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2019	NexPoint Real Estate Strategies Fund

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustee
2019; and Secretary of the Interval Funds from March 2016 until April 2019.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

James Dondero (6/29/1962)	President and Principal Executive Officer	Indefinite Term; President and Principal Executive Officer since March 2016	Co-founder of HCM; Chairman of the Board of NexPoint Residential Trust, Inc. since 2015; NexPoint Hospitality Trust, NexPoint Real Estate Finance, Inc., Jernigan Capital, Inc., Texmark Timber Treasury, L.P., Cornerstone Healthcare Group, Metro-Goldwyn-Mayer and SeaOne Holdings, LLC; Portfolio Manager of NHF; GAF; Highland Energy MLP Fund, Highland Small-Cap Equity Fund and Highland Socially Responsible Equity Equity Fund (each a series of HFII); Highland Opportunistic Credit Fund (series of HFI); the BDC; and the Interval Funds.

Brian Mitts (8/26/1970)	Executive Vice President, Chief Financial Officer and Principal Financial and Accounting Officer	Indefinite Term; Executive Vice President, Chief Financial Officer, and Principal Financial and Accounting Officer since January 2016	Chief Financial Officer, Executive Vice President and Treasurer of NexPoint Residential Trust, Inc. since 2015 and NexPoint Real Estate Finance, Inc. since February 2020; Chief Financial Officer, Executive VP-Finance, Treasurer and Director of NexPoint Hospitality Trust, Inc. since December 2018; Chief Financial Officer and Treasurer of the BDC from 2014 to October 2017; Executive Vice President of the NexPoint Real Estate Advisors entities since May 2015; Vice President and Chief Financial Officer of NDSF, NEMO, NHOF, NLAF, NSIF and NEDF from 2016 to 2017; Chief Financial Officer and Financial and Operations Principal of NexPoint Securities, Inc. from November 2013 to October 2017; Chief Operations Officer of HCMFA from 2012 to October 2017; Chief Operations Officer of NexPoint Advisors, L.P. from 2012 to 2017; Principal Accounting Officer and Treasurer of the other Funds in the Highland Funds Complex from November 2010 until October 2017; Financial and Operations Principal of NexBank Securities, Inc. from 2014 until October 2017

Annual Report	39

ADDITIONAL INFORMATION (unaudited) (concluded)

December 31, 2019	NexPoint Real Estate Strategies Fund

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Frank Waterhouse (4/14/1971)	Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer	Indefinite Term; Treasurer since May 2015. Principal Financial Officer and Principal Accounting Officer since October 2017. Principal Executive Officer since February 2018.	Partner and Chief Financial Officer of HCM; Treasurer of the Highland Funds Complex since May 2015.

Clifford Stoops (11/17/1970)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since March 2017.	Chief Accounting Officer at HCM; Assistant Treasurer of the Highland Funds Complex since March 2017.

Jason Post (1/9/1979)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since September 2015.	Chief Compliance Officer for HCMFA and NexPoint since September 2015; Chief Compliance Officer and Anti-Money Laundering Officer of the Highland Funds Complex since September 2015. Prior to his current role at HCMFA and NexPoint, Mr. Post served as Deputy Chief Compliance Officer and Director of Compliance for HCM.

Dustin Norris (1/6/1984)	Executive Vice President; Trustee	Indefinite Term; Executive Vice President since April 2019; Trustee since February 2018	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Chief Product Strategist at HCMFA from September 2015 to March 2019; Director of Product Strategy at HCMFA from May 2014 to September 2015; Officer of the Highland Funds Complex since November 2012.

Lauren Thedford (1/7/1989)	Secretary since April 2019	Indefinite Term: Secretary since April 2019	Associate General Counsel at HCM since September 2017; In-House Counsel at HCM from January 2015 until September 2017; Secretary of the Highland Funds Complex since April 2019.

1

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

2

Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Trust. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of May 31, 2019, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $390,000 from another affiliate of the Adviser. Mr. Honis also serves as a director of a portfolio company affiliated with the Adviser.

In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $450,000-$550,000 annually. Additionally, an investment adviser controlled by Mr. Honis has entered into a shared services arrangement with an affiliate of the Adviser, pursuant to which the affiliate provides back office support in exchange for approximately $50,000 per quarter. The affiliated adviser was paid $147,000 and $208,000 in 2017 and 2018, respectively. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.

3	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.
4	On February 7, 2018, Mr. Norris was appointed as an Interested Trustee of the Trust.

40	Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

NexPoint Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

DST Systems, Inc.

210 W 10th, 8th Floor

Kansas City, MO 64105

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

Cohen & Company,

Ltd. 1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of NexPoint Real Estate Strategies Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-844-485-9167 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended December 31, are available (i) without charge, upon request, by calling 1-844-485-9167 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-PORT by visiting the Fund’s website at www.nexpointfunds.com.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-844-485-9167.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-844-485-9167 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

Annual Report	41

NexPoint Real Estate Strategies Fund

c/o DST Systems, Inc.

P.O. Box 219630

Kansas City, MO 64121-9630

NexPoint Real Estate Strategies Fund	Annual Report, December 31, 2019

www.nexpointadvisors.com	NRES-AR-1219

Item 2. Code of Ethics.

(a)NexPoint Real Estate Strategies Fund (the "Registrant"), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)Not applicable.

(c)There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item's instructions.

(e)Not applicable.

(f)The Registrant's code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant's Board of Trustees (the "Board") has determined that Bryan A. Ward, a member of the Audit & Qualified Legal Compliance Committee of the Board (the "Audit Committee"), is an audit committee financial expert as defined by the U.S. Securities and Exchange Commission (the "SEC") in Item 3 of Form N-CSR. Mr. Ward is "independent" as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $35,000 for the fiscal year ended December 31, 2018 and $35,000 for the fiscal year ended December 31, 2019.

Audit-Related Fees

(b)The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item are $10,000 for the fiscal year ended December 31, 2018 and $10,000 for the fiscal year ended December 31, 2019. The nature of the services related to agreed-upon procedures, performed on the Registrant's semi-annual financial statements.

1

Tax Fees

(c)The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,500 for the fiscal year ended December 31, 2018 and $4,500 for the fiscal year ended December 31, 2019. The nature of the services related to assistance on the Registrant's tax returns and excise tax calculations.

All Other Fees

(d)The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2019.

(e)(1) Disclose the Audit Committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Audit Committee shall:

(a)have direct responsibility for the appointment, compensation, retention and oversight of the

Registrant's independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Registrant and all non-audit services to be provided by the independent auditors to the Registrant's investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an "Adviser Affiliate") that provides ongoing services to the

Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; and

(c)establish, to the extent permitted by law and deemed appropriate by the Audit Committee,

detailed pre-approval policies and procedures for such services; and

(d)review and consider whether the independent auditors' provision of any non-audit services to the Registrant, the Registrant's investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)100%

(c)100%

(d)N/A

(f)The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)The aggregate non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $0 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2019.

(h)The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with

Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). It is composed of the following Trustees, each of whom is not an "interested person" as defined in the 1940 Act:

Dr. Bob Froehlich

Timothy K. Hui*

Ethan Powell

Bryan A. Ward

*During the period covered by the report Timothy K. Hui was a member of the Audit Committee. Effective March 1, 2019, Mr. Hui retired and Ethan Powell was appointed to the Audit Committee. Mr. Powell is not an "interested person" as defined in the 1940 Act.

Item 6. Investments.

(a)Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Report to Shareholders filed under Item 1 of this form.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NEXPOINT ADVISORS, L.P.

PROXY VOTING POLICY

Purpose and Scope

The purpose of these voting policies and procedures (the "Policy") is to set forth the principles and procedures by which NexPoint (the "Company") votes or gives consents with respect to the securities owned by Clients for which the Company exercises voting authority and discretion.1 For avoidance of doubt, this includes any proxy and any shareholder vote or consent, including a vote or consent for a

1In any case where a Client has instructed the Company to vote in a particular manner on the Client's behalf, those instructions will govern in lieu of parameters set forth in the Policy.

private company or other issuer that does not involve a proxy. These policies and procedures have been designed to help ensure that votes are cast in the best interests of Clients in accordance with the Company's fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act").

This Policy applies to securities held in all Client accounts (including Retail Funds and other pooled investment vehicles) as to which the Company has explicit or implicit voting authority. Implicit voting authority exists where the Company's voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority to the Client.

If the Company has delegated voting authority to an investment sub-adviser with respect to any Retail Fund, such sub-adviser will be responsible for voting all proxies for such Retail Funds in accordance with the sub- adviser's proxy voting policies. The Compliance Department, to provide oversight over the proxy voting by sub- advisers and to ensure that votes are executed in the best interests of the Retail Funds, shall (i) review the proxy voting policies and procedures of each Retail Fund sub-adviser to confirm that they comply with Rule 206(4)-

6, both upon engagement of the sub-adviser and upon any material change to the sub-adviser's proxy voting policies and procedures, and (ii) require each such sub-adviser to provide quarterly certifications that all proxies were voted pursuant to the sub-adviser's policies and procedures or to describe any inconsistent votes.

General Principles

The Company and its affiliates engage in a broad range of activities, including investment activities for their own accounts and for the accounts of various Clients and providing investment advisory and other services to Clients. In the ordinary course of conducting the Company's activities, the interests of a Client may conflict with the interests of the Company, other Clients and/or the Company's affiliates and their clients. Any conflicts of interest relating to the voting of proxies, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which the Company votes all proxies is to vote in the best interests of each Client by maximizing the economic value of the relevant Client's holdings, taking into account the relevant Client's investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents and all other relevant facts and circumstances at the time of the vote. The Company does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

Voting Procedures

Third-Party Proxy Advisors

The Company may engage a third-party proxy advisor ("Proxy Advisor") to provide proxy voting recommendations with respect to Client proxies. Proxy Advisor voting recommendation guidelines are generally designed to increase investors' potential financial gain. When considering whether to retain or continue retaining any particular Proxy Advisor, the Compliance Department will ascertain, among other things, whether the Proxy Advisor has the capacity and competency to adequately analyze proxy issues. In this regard, the Compliance Department will consider, among other things: the adequacy and quality of the Proxy Advisor's staffing and personnel; the robustness of its policies and procedures regarding its ability to (a) ensure that its proxy voting recommendations are based on current and accurate information and (b) identify and address any conflicts of interest and any other considerations that the Compliance Department determines would be appropriate in considering the nature and quality of the services provided by the Proxy Advisor. To identify and address any conflicts that may arise on the part of the Proxy Advisor, the Compliance Department will ensure that the Proxy Advisor notifies the Compliance Department of any relevant business changes or changes to its policies and procedures regarding conflicts.

Third-Party Proxy Voting Services

The Company may utilize a third-party proxy voting service ("Proxy Voting Service") to monitor holdings in Client accounts for purposes of determining whether there are upcoming shareholder meetings or similar corporate actions and to execute Client proxies on behalf of the Company pursuant to the Company's instructions, which shall be given in a manner consistent with this Policy. The Compliance Department will oversee each Proxy Voting Service to ensure that proxies have been voted in a manner consistent with the Company's instructions.

Monitoring

Subject to the procedures regarding Nonstandard Proxy Notices described below, the Compliance Department of the Company shall have responsibility for monitoring Client accounts for proxy notices. Except as detailed below, if proxy notices are received by other employees of the Company, such employees must promptly forward all proxy or other voting materials to the Compliance Department.

Portfolio Manager Review and Instruction

From time to time, the settlement group of the Company may receive nonstandard proxy notices, regarding matters including, but not limited to, proposals regarding corporate actions or amendments ("Nonstandard Proxy Notices") with respect to securities held by Clients. Upon receipt of a Nonstandard Proxy Notice, a member of the settlement group (the "Settlement Designee") shall send an email notification containing all relevant information to the Portfolio Manager(s) with responsibility for the security and [.com]. Generally, the relevant Portfolio Manager(s) shall deliver voting instructions for Nonstandard Proxy Notices by replying to the email notice sent to

the Portfolio Manager(s) and [		.com] by the Settlement Designee or by sending voting instructions
to [	.com] and [	.com]. Any conflicts for Nonstandard Proxy Notices should also be disclosed to the Compliance Department. In the event a Portfolio Manager orally conveys voting instructions to the Settlement Designee or any other member of the Company's settlement group, that Settlement Designee or member of the

Company's settlement group shall respond to the original notice email sent to [.com] detailing the Portfolio Manager(s) voting instructions.

With regard to standard proxy notices, on a weekly basis, the Compliance Department will send a notice of upcoming proxy votes related to securities held by Clients and the corresponding voting recommendations of the Proxy Advisor to the relevant Portfolio Manager(s). Upon receipt of a proxy notice from the Compliance Department, the Portfolio Manager(s) will review and evaluate the upcoming votes and recommendations. The Portfolio Managers may rely on any information and/or research available to him or her and may, in his or her discretion, meet with members of an issuer's management to discuss matters of importance to the relevant Clients and their economic interests. Should the Portfolio Manager determine that deviating from the Proxy Advisor's recommendation is in a Client's best interest, the Portfolio Manager shall communicate his or her voting instructions to the Compliance Department.

In the event that more than one Portfolio Manager is responsible for making a particular voting decision and such Portfolio Managers are unable to arrive at an agreement as to how to vote with respect to a particular proposal, they should consult with the applicable Chief Compliance Officer (the "CCO") for guidance.

Voting

Upon receipt of the relevant Portfolio Managers' voting instructions, if any, the Compliance Department will communicate the instructions to the Proxy Voting Service to execute the proxy votes.

Non-Votes

It is the general policy of the Company to vote or give consent on all matters presented to security holders in any vote, and these policies and procedures have been designated with that in mind. However, the Company reserves the right to abstain on any particular vote if, in the judgment of the CCO, or the relevant Portfolio Manager, the effect on the relevant Client's economic interests or the value of the portfolio holding is insignificant in relation to the Client's portfolio, if the costs associated with voting in any particular instance outweigh the benefits to the relevant Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Clients not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, a Portfolio Manager may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote proxies relating to certain foreign securities if, in his or her judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

Conflicts of Interest

The Company's Compliance Department is responsible for monitoring voting decisions for any conflicts of interest, regardless of whether they are actual or perceived. All voting decisions contrary to the recommendation of a Proxy Advisor require a mandatory conflicts of interest review by the Compliance Department, which will include a consideration of whether the Company or any Portfolio Manager or other person recommending or providing input on how to vote has an interest in the vote that may present a conflict of interest.

In addition, all Company investment professionals are expected to perform their tasks relating to the voting of proxies in accordance with the principles set forth above, according the first priority to the best interest of the relevant Clients. If at any time a Portfolio Manager or any other investment professional becomes aware of a potential or actual conflict of interest regarding any particular voting decision, he or she must contact the Compliance Department promptly and, if in connection with a proxy that has yet to be voted, prior to such vote. If any investment professional is pressured or lobbied, whether from inside or outside the Company, with respect to any particular voting decision, he or she should contact the Compliance Department promptly. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the relevant Clients.

In the event of a conflict, the Company may choose to address such conflict by: (i) voting in accordance with the Proxy Advisor's recommendation; (ii) the CCO determining how to vote the proxy (if the CCO approves deviation from the Proxy Advisor's recommendation, then the CCO shall document the rationale for the vote); (iii) "echo voting" or "mirror voting" the proxy in the same proportion as the votes of other proxy holders that are not Clients; or (iv) with respect to Clients other than Retail Funds, notifying the affected Client of the material conflict of interest and seeking a waiver of the conflict or obtaining such Client's voting instructions. Where the Compliance Department deems appropriate, third parties may be used to help resolve conflicts. In this regard, the CCO or his or her delegate shall have the power to retain fiduciaries, consultants or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Where a conflict of interest arises with respect to a voting decision for a Retail Fund, the Company shall disclose the conflict and the rationale for the vote taken to the Retail Fund's Board of Directors/Trustees at the next regularly scheduled quarterly meeting. The Compliance Department will maintain a log documenting the basis for the decision and will furnish the log to the Board of Trustees.

Material Conflicts of Interest

The following relationships or circumstances are examples of situations that may give rise to a material conflict of interest for purposes of this Policy. This list is not exclusive or determinative; any potential conflict (including payments of the types described below but less than the specified threshold) should be identified to the Company's Compliance Department:

(i)The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company's or affiliate's annual revenues.

(ii)The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company's next two full fiscal years.

(iii)The issuer is an entity in which a "Covered Person" (as defined in the Company's Policies and Procedures

Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment

Company Act of 1940, as amended (the "Code of Ethics")) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

(iv)The issuer is an entity in which an officer or partner of the Company or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company's last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

(v)The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company's next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).

(vi)Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client's securities on a particular matter in a particular way.

(vii)The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

(viii)Any other circumstance where the Company's duty to serve its Clients' interests, typically referred to as its "duty of loyalty," could be compromised.

Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

The securities in respect of which the Company has the power to vote account for less than 1% of the issuer's outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer's outstanding voting securities and (ii) such securities do not represent more than 2% of the Client's holdings with the Company.

The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

Recordkeeping

Following the submission of a proxy vote, the Registrant will maintain a report of the vote and all relevant documentation.

The Registrant shall retain records relating to the voting of proxies and the Company shall conduct due diligence, including on Proxy Voting Services and Proxy Advisors, as applicable, to ensure the following records are adequately maintained by the appropriate party:

(i)Copies of this Policy and any amendments thereto.

(ii)A current copy of the Proxy Advisor's voting guidelines, as amended.

(iii)A copy of each proxy statement that the Company receives regarding Client securities. The Company may rely on a third party to make and retain, on the Company's behalf, a copy of a proxy statement, provided that the Company has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

(iv)Records of each vote cast by the Company on behalf of Clients. The Company may satisfy this requirement by relying on a third party to make and retain, on the Company's behalf, a record of the vote cast, provided that the Company has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

(v)A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

(vi)A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company's fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.2

Enforcement of this Policy

It shall be the responsibility of the Compliance Department to handle or coordinate the enforcement of this Policy. The Compliance Department will periodically sample proxy voting records to ensure that proxies have been voted in accordance with this Policy, with a particular focus on any proxy votes that require additional analysis (e.g., proxies voted contrary to the recommendations of a Proxy Advisor).

2If the Company has essentially immediate access to a book or record (on the Company's proprietary system or otherwise) through a computer located at an appropriate office of the Company, then that book or record will be considered to be maintained at an appropriate office of the Company. "Immediate access" to books and records includes that the Company has the ability to provide promptly to Securities and Exchange Commission (the

"SEC") examination staff hard copies of the books and records or access to the storage medium. The party responsible for the applicable books and records as described above shall also be responsible for ensuring that those books and records for the first two years are either physically maintained in an appropriate office of the Company or that the Company otherwise has essentially immediate access to the required books and records for the first two years.

If the Compliance Department determines that a Proxy Advisor or Proxy Voting Service may have committed a material error, the Compliance Department will investigate the error, taking into account the nature of the error, and seek to determine whether the Proxy Advisor or Proxy Voting Service is taking reasonable steps to reduce similar errors in the future.

In addition, no less frequently than annually, the Compliance Department will review the adequacy of this Policy to ensure that it has been implemented effectively and to confirm that this Policy continues to be reasonably designed to ensure that proxies are voted in the best interest of Clients.

Disclosures to Clients and Investors

The Company includes a description of its policies and procedures regarding proxy voting in Part 2 of Form ADV, along with a statement that Clients can contact the CCO to obtain a copy of these policies and procedures and information about how the Company voted with respect to a Client's securities. This Policy is, however, subject to change at any time without notice.

As a matter of policy, the Company does not disclose how it expects to vote on upcoming proxies. Additionally, the Company does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of

Portfolio Manager(s) or Management Team Members

The Registrant's portfolio managers, who are primarily responsible for the day-to-day management of the Registrant's portfolio, are James Dondero and Matthew McGraner.

James Dondero – Mr. Dondero has over 25 years of experience in credit markets. In addition to his role at NexPoint Advisors, L.P. ("NexPoint" or the "Adviser"), Mr. Dondero is the co-founder of Highland Capital Management, L.P. ("HCMLP") and founder of NexPoint. Mr. Dondero has over 30 years of experience investing in credit and equity markets and has helped pioneer credit asset classes. Prior to founding HCMLP in 1993, Mr. Dondero served as Chief Investment Officer of Protective Life's GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high-yield bonds, emerging market debt, real estate, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Mr. Dondero received a BS in Commerce (Accounting and Finance) from the University of Virginia, and is a Certified Managerial Accountant. Mr. Dondero has earned the right to use the Chartered Financial Analyst designation. He also serves as President of NexPoint Capital, Inc., NexPoint Real Estate Strategies Fund and NexPoint Healthcare Opportunities Fund. Mr. Dondero currently serves as Chairman of NexBank SSB and NexPoint Residential Trust, Inc. and serves on the Board of Directors of American Banknote Corporation, Metro-Goldwyn-Mayer, NexPoint Hospitality Trust, NexPoint Real Estate Finance, Inc., Jernigan Capital, Inc., Cornerstone Healthcare Group, SeaOne Holdings, LLC and Texmark Timber Treasury, L.P.

Matthew McGraner – Mr. McGraner serves as Managing Director, Real Estate at NexPoint, Chief Investment Officer and a member of the investment committee of NexPoint Residential Trust, Inc., Chief Investment Officer and Executive Vice President of NexPoint Multifamily Capital Trust, Inc. and Chief Investment Officer and Executive Vice President of NexPoint Hospitality Trust, Inc. Prior to his current position he served as Managing Director of Real Estate at HCMLP. Mr. McGraner joined HCMLP in May 2013. With over nine years of real estate, private equity and legal experience, his primary responsibilities are to lead the strategic direction and operations of the real estate platform at HCM, as well as source and execute investments, manage risk and develop potential business opportunities, including fundraising, capital markets transactions and joint ventures. Mr. McGraner is also a licensed attorney and was formerly an associate at Jones Day, with a practice primarily focused on private equity, real estate and mergers and acquisitions. Prior to joining HCM, Mr. McGraner led the acquisition and financing of over $200 million of real estate investments and advised on $16.3 billion of M&A and private equity transactions. Since joining HCM in 2013, Mr. McGraner has led the acquisition and financing of over $2.3 billion of real estate investments. Mr. McGraner received a B.S. from Vanderbilt University and J.D. from Washington University School of Law.

Matthew Goetz – Mr. Goetz serves as a Director, Real Estate at NexPoint and also serves as the Senior VP-Investments and Asset Management of NexPoint Residential Trust, Inc. Prior to his current position he was a Senior Financial Analyst at HCMLP from 2014 to 2017. With over ten years of real estate, private equity and equity trading experience, his primary responsibilities are to asset manage, source acquisitions, manage risk and develop potential business opportunities for NexPoint, including fundraising, private investments and joint ventures. Before joining HCMLP in June 2014, Mr. Goetz was a Senior Financial Analyst in CBRE's Debt and Structured Finance group from May 2011 to June 2014 where he underwrote over $7 billion and more than 30 million square feet of multifamily, office, and retail commercial real estate. In his time at CBRE, a commercial real estate services firm, Mr. Goetz and his team closed over $2.5 billion in debt and equity financing. Prior to joining CBRE's Debt and Structured Finance group, he held roles as an Analyst and Senior Analyst for CBRE's Recovery and Restructuring Services group from September 2009 to May 2011 where he assisted in the asset management and disposition of over 3,000 real estate owned assets valued at more than $750 million. He also provided commercial real estate consulting services to banks, special servicers, hedge funds, and private equity groups.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential

Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

The following table provides information about funds and accounts, other than the Registrant, for which the Registrant's portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2019.

James Dondero

			# of Accounts	Total Assets with
			Managed with	Performance-
	Total		Performance-	Based
Type of Accounts	# of Accounts	Total Assets	Based	Advisory Fee
	Managed	(millions)	Advisory Fee	(millions)
Registered Investment Companies:	11	$2,522.76	1	$89.86
Other Pooled Investment Vehicles:	2	$773.14	2	$773.14
Other Accounts:	—	$—	—	$—

Matthew McGraner

			# of Accounts	Total Assets with
			Managed with	Performance-
	Total		Performance-	Based
Type of Accounts	# of Accounts	Total Assets	Based	Advisory Fee
	Managed	(millions)	Advisory Fee	(millions)

Registered Investment Companies:	—	$—	—	$—
Other Pooled Investment Vehicles:	1	$714.67	1	$714.67
Other Accounts:	—	$—	—	$—
Matthew Goetz
			# of Accounts	Total Assets with
			Managed with	Performance-
	Total		Performance-	Based
Type of Accounts	# of Accounts	Total Assets	Based	Advisory Fee
	Managed	(millions)	Advisory Fee	(millions)
Registered Investment Companies:	—	$—	—	$—
Other Pooled Investment Vehicles:	1	$714.67	1	$714.67
Other Accounts:	—	$—	—	$—

Potential Conflicts of Interests

The Adviser and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Registrant. For the purposes of this section, the term "NexPoint" shall include the Adviser and its affiliated investment advisors, including HCMLP and its affiliates. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Registrant's monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Registrant and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

NexPoint has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. NexPoint has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, NexPoint furnishes advisory services to numerous clients in addition to the Registrant, and NexPoint may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to NexPoint or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Registrant. In addition, NexPoint, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Registrant. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser's (or its affiliates') partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, NexPoint includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Registrant. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Registrant and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co- investment by the funds and such other clients or may involve a rotation of opportunities among the funds and such other clients. The Registrant will only make investments in which the Adviser or an affiliate hold an interest to the extent permitted under the 1940 Act and SEC staff interpretations or pursuant to the terms and conditions of the exemptive order received by the Adviser and certain funds affiliated with the Registrant, dated April 19, 2016. For example, exemptive relief is not required for the Registrant to invest in syndicated deals and secondary loan market transactions in which the Adviser or an affiliate has an interest where price is the only negotiated point. The order applies to all "Investment Companies," which includes future closed-end investment companies registered under the 1940 Act that are managed by the Adviser, which includes the Registrant. The Registrant, therefore, may in the future invest in accordance with the terms and conditions of the exemptive order. To mitigate any actual or perceived conflicts of interest, allocation of limited offering securities (such as IPOs and registered secondary offerings) to principal accounts that do not include third party investors may only be made after all other client account orders for the security have been filled. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

Conflicts may arise in cases when clients invest in different parts of an issuer's capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer's capital structure, NexPoint will generally pursue the strategy that NexPoint believes best reflects what would be expected to be negotiated in an arm's length transaction with due consideration being given to NexPoint's fiduciary duties to each of its accounts (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more NexPoint investment professionals. A single person may represent more than one part of an issuer's capital structure. The recommended course of action will be presented to the conflicts committee for final determination as to how to proceed. NexPoint may elect, but is not required, to assign different teams to make recommendations for different parts of the capital structure as the conflicts committee determines in its discretion. In the event any NexPoint personnel serve on the board of the subject company, they generally recuse themselves from voting on any board matter with respect to a transaction that has an asymmetrical impact on the capital structure. NexPoint personnel board members may still make recommendations to the conflicts committee. If any such persons are also on the conflicts committee, they may recuse themselves from the committee's determination. A portfolio manager with respect to any applicable NexPoint registered investment company clients ("Retail Accounts") participates in such discussions, but makes an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. NexPoint may use external counsel for guidance and assistance.

The Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Registrant and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the

1940 Act. There can be no assurance that the Adviser's or its affiliates' efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Registrant. Not all conflicts of interest can be expected to be resolved in favor of the Registrant.

Another type of conflict may arise if one client account buys a security and another client account sells or shorts the same security. Currently, such opposing positions are generally not permitted within the same account without prior trade approval by the Adviser's Chief Compliance Officer. However, a portfolio manager may enter into opposing positions for different clients to the extent each such client has a different investment objective and each such position is consistent with the investment objective of the applicable client. In addition, transactions in investments by one or more affiliated client accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other client accounts.

Because certain client accounts may have investment objectives, strategies or legal, contractual, tax or other requirements that differ (such as the need to take tax losses, realize profits, raise cash, diversification, etc.), an affiliated advisor may purchase, sell or continue to hold securities for certain client accounts contrary to other recommendations. In addition, an affiliated advisor may be permitted to sell securities or instruments short for certain client accounts and may not be permitted to do so for other affiliated client accounts.

As a result of the Fund's arrangements with HCMLP, there may be times when Highland, the Adviser or their affiliates have interests that differ from those of the Fund's shareholders, giving rise to a conflict of interest. The Fund's officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. For example, the Fund's officers have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser and its affiliates. The Fund's investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among the Registrant and other investment funds or accounts advised by or affiliated with the Adviser. The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Fund can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time.

In addition, it is anticipated that a portion of the Registrant's assets will be represented by real estate investment trusts ("REITs"), asset backed securities and/or collateralized loan obligations ("CLOs") sponsored, organized and/or managed by the Adviser and its affiliates. The Adviser will monitor for conflicts of interest in accordance with its fiduciary duties and will provide the independent trustees of the Registrant with an opportunity to periodically review the Registrant's investments in such REITs, asset-backed securities and/or CLOs and assure themselves that continued investment in such securities remains in the best interests of the Registrant and its shareholders. The Adviser may effect client cross-transactions where it causes a transaction to be effected between the Registrant and another client advised by the Adviser or any of its affiliates. The Adviser may engage in a client cross-transaction involving the Registrant any time that the Adviser believes such transaction to be fair to the Registrant and the other client of the Adviser or its affiliates. As further described below, the Adviser may effect principal transactions where the Registrant may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, in each case in accordance with applicable law, which may include the Adviser obtaining the consent and approval of the Registrant prior to engaging in any such principal transaction between the Registrant and the Adviser or its affiliates.

The Adviser may direct the Registrant to acquire or dispose of investments in cross trades between the Registrant and other clients of the Adviser or its affiliates in accordance with applicable legal and regulatory requirements. In addition, to the extent permitted by the 1940 Act and SEC staff interpretations, the Registrant may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, and the holding and sale of such investments by the Registrant may enhance the profitability of the Adviser's own investments in such companies.

NexPoint has been historically affiliated through common control with HCMLP, an SEC-registered investment adviser. On October 16, 2019, HCMLP filed for Chapter 11 bankruptcy protection with the United States Bankruptcy Court for the District of Delaware. The case was subsequently transferred to the United States Bankruptcy Court for the Northern District of Texas. On January 9, 2020, the bankruptcy court approved a change of control of HCMLP, which involved the resignation of James Dondero as the sole director of, and the appointment of an independent board to, HCMLP's general partner. Mr. Dondero will, however, remain as an employee of HCMLP and as portfolio manager for all funds and vehicles for which he currently holds such titles. Nevertheless, given Mr. Dondero's historic role with HCMLP and his continued ownership interest and roles with respect to the Highland platform as a whole, as well as the shared services agreements between HCMLP and NexPoint, we still treat HCMLP and its affiliates as our affiliates for purposes hereof.

NexPoint is not a party to HCMLP's bankruptcy filing. NexPoint is a party to a shared services arrangement with HCMLP. Under this arrangement our Adviser may utilize employees from HCMLP in connection with various services such as human resources, accounting, tax, valuation, information technology services, office space, employees, compliance and legal. We do not expect HCMLP's bankruptcy filings to impact its provision of services to NexPoint at this time.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

NexPoint's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the relative performance of a portfolio manager's underlying account, the combined performance of the portfolio managers' underlying accounts, and the relative performance of the portfolio managers' underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus and various retirement benefits.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with NexPoint, which may include the amount of assets supervised and other management roles within NexPoint. Base compensation is determined by taking into account current industry norms and market data to ensure that NexPoint pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market.

Because each person's compensation is based on his or her individual performance, NexPoint does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with NexPoint.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by the portfolio managers in the Registrant as of December 31, 2019.

Name of Portfolio Managers	Dollar Ranges of Equity Securities Beneficially Owned by
Portfolio Managers
James Dondero	Over $1,000,000
Matthew McGraner	Over $1,000,000
Matthew Goetz	[XXXX]
(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the NexPoint Real Estate Strategies Fund (the "Registrant") or any "affiliated purchaser" during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's Board.

Item 11. Controls and Procedures.

(a)The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the

Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1)Gross income from securities lending activities: $0

(2)All fees and/or compensation for securities lending activities and related services: $0

(3)Aggregate fees/compensation: $0

(4)Net income from securities lending activities: $0

(b)The Registrant may lend up to 33 1/3% of the Registrant's total assets held by The Bank of New York ("BNY") as custodian to certain qualified brokers, except those securities which the Registrant or the Advisor specifically identifies as not being available. By lending its investment securities, the Registrant attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Registrant. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Registrant receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by BNY, acting in its capacity as securities lending agent (the "Agent"), in the BNY Money Market Portfolio. Non-cash collateral is not disclosed in the Registrant's Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Registrant and the Registrant does not have the ability to re-hypothecate those securities. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between BNY, as the securities lending agent, and the Registrant.

Item 13. Exhibits.

(a)(1) Code of ethics, or amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4)(i) Certification pursuant to Item 4.01 of Form 8-K under the Exchange Act (17 CFR 249.308) is attached hereto.

(a)(4)(ii) Letter from former accountant pursuant to Item 304(a) under Regulation S-K is attached hereto.

(b)Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

16

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXPOINT REAL ESTATE STRATEGIES FUND

By (Signature and Title): /s/ James Dondero

James Dondero

President and Principal Executive Officer

Date: April 10, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title): /s/ James Dondero James Dondero

President and Principal Executive Officer

Date: April 10, 2020

By (Signature and Title): /s/ Brian Mitts Brian Mitts

Executive Vice President,

CFO, Principal Financial Officer and Principal Accounting Officer

Date: April 10, 2020